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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section l3 or l5(d) of the
                        Securities Exchange Act of l934

      Date of report (date of earliest event reported): November 22, 1999


                           Navigant Consulting, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       0-28830                                            36-4094854
       -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

    615 N. Wabash, Chicago, Illinois                         60011
    --------------------------------                         -----
(Address of Principal Executive Offices)                   (Zip Code)

                                 (312) 573-5600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



               520 Lake Cook Road, Suite 500, Deerfield, Illinois
               --------------------------------------------------
                                (Former Address)
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Item 5. Other Events.

     On November 22, 1999, Navigant Consulting, Inc. (the "Company") announced that its Board of Directors had elected Mitchell H. Saranow, an outside director since 1996, as the Company's Chairman, John Reed as its Vice Chairman, and Carl Spetzler as its President. These three executives will serve as co-Chief Executive Officers and will together form the new Office of the Chief Executive. The former Chief Executive Officer, Robert P. Maher, has resigned. In addition, both Mr. Maher and Barry S. Cain, the Company's Chief Administrative Officer, have resigned from the Board of Directors. The Company also announced that it dismissed its General Counsel, Charles A. Demirjian, and its Vice President of Corporate Development, Stephen J. Denari. The Company issued the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference on November 22, 1999.

Item 7. Financial Statements and Exhibits.

     (a)   Financial Statements
           Not Applicable

     (b)   Pro Forma Financial Information
           Not Applicable

     (c)   Exhibits

     99.1. Press Release dated November 22, 1999

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         /s/ Timothy D. Kingsbury
Date: November 24, 1999             By:____________________________________
                                             Timothy D. Kingsbury
                                            Chief Financial Officer